Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

New Frontier Energy, Inc.
1801 Broadway, Suite 920
Denver, CO  80202

Ladies and Gentlemen:

The undersigned (the “Investor”) is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe for the securities of this private placement (the “Offering”) offered by New Frontier Energy, Inc., a Colorado corporation (the “Company”) pursuant to this securities purchase agreement (the “Securities Purchase Agreement”).  The Company is offering (the “Offering”) a maximum of 8,000,000 shares of its $0.001 par value common stock (the “Shares”) at a price of $0.10 per share on a “best efforts” basis.  The Securities are being offered directly by the Company and the Offering of the Shares shall close on or before February 16, 2010.

The Investor understands that the Shares are being issued pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act” or the “Act”), provided by Section 4(2) of the Act.  As such, the Shares are “restricted securities.”

The majority of the proceeds from this Offering will be used to satisfy an approximately $780,000 arbitration award in that certain matter entitled “Stull Ranches, LLC and New Frontier Energy, Inc.; Clayton Williams Energy, Inc.  (AAA # 56 198 Y 00261 09)”.  The balance will be used for working capital purposes.

In connection with the sale of the Securities, the Company has made available (including electronically via the SEC’s EDGAR system) to Investor its periodic and current reports, forms, schedules and other documents (including exhibits and all other information incorporated by reference) filed with the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  These reports, forms, schedules, statements, documents, filings and amendments, including but not limited to the Company’s Form 10-K, as amended for the fiscal year ended February 28, 2009, Form 10-Q for the quarter ended May 31, 2009, Form 10-Q for the quarter ended August 31, 2009, Form 8-K’s dated March 19, 2009, June 29, 2009, August 21, 2009, September 10, 2009, November 18, 2009, November 20, 2009, December 11, 2009, December 16, 2009, February 9, 2010, a second filing on February 9, 2010 and February 11, 2010 are collectively referred to as the “Disclosure Documents.”  All references in this Securities Purchase Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Disclosure Documents (or other references of like import) shall be deemed to mean and include all such financial statements and schedules, documents, exhibits and other information which is incorporated by reference in the Disclosure Documents.  The Company’s Form 10-K, as amended for the fiscal year ended February 28, 2009, Form 10-Q for the quarter ended May 31, 2009, Form 10-Q for the quarter ended August 31, 2009, Form 8-K’s dated March 19, 2009, June 29, 2009, August 21, 2009, September 10, 2009, November 18, 2009, November 20, 2009, December 11, 2009, December 16, 2009, February 9, 2010, a second filing on February 9, 2010 and February 11, 2009 and Schedule 13D/A’s filed by Samyak Veera, a Director of the Company on October 22, 2009 and November 30, 2009 are attached hereto as Exhibits A1, A2, A3, A4, A5, A6, A7, A8, A9, A10, A11, A12, A13 and A14, respectively, and are specifically incorporated herein by this reference.

 1.           Purchase and Sale of Securities.

Subject to the terms and conditions hereinafter set forth in this Securities Purchase Agreement, the Investor hereby offers to purchase the number of Shares as set forth in the Investor Signature Page attached hereto.

The closing on the transactions contemplated by this Securities Purchase Agreement shall occur simultaneous upon the execution of this Securities Purchase Agreement (the “Closing”).  At the Closing, the Investor shall deliver the purchase price for the Shares purchased by wire transfer of immediately available funds.  Immediately after the Closing, the Company shall cause its transfer agent to deliver as promptly as possible a certificate representing the Shares subscribed for to the Investor.

2.           Representations and Warranties of the Investor.

The Investor makes the following representations, warranties and covenants to the Company:

(A)           Organization; Authority.  The undersigned, if not an individual, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by this Securities Purchase Agreement and otherwise to carry out its obligations hereunder.  The purchase by Investor of the Shares hereunder has been duly authorized by all necessary action on the part of Investor.  This Securities Purchase Agreement has been duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(B)           General Solicitation.  The Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(C)           Investor Status.  The Investor represents that he (she or it) is an Accredited Investor as that term is defined in Regulation D promulgated under the Securities Act.  In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.  In connection with a subscription hereunder, Investor will complete, execute and return the Statement of Accredited Investor attached hereto as Exhibit B certifying such status.

(D)           Irrevocability of Subscription. Investor agrees that the Investor’s execution of this Securities Purchase Agreement shall be irrevocable by Investor, and that, except as required by applicable law, Investor shall not be otherwise entitled to cancel, terminate or revoke this Securities Purchase Agreement or any of Investor’s obligations hereunder.

(E)           No Additional Representations.  The Investor has not made any other representations or warranties to the undersigned with respect to the Company except as contained herein.   The Company has not rendered any investment advice to the undersigned with respect to the Company.

(F)           Experience of Investor.  The Investor has not authorized any person or institution to act as his Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Securities Act) in connection with this transaction.  The Investor has such knowledge and experience in financial, investment and business matters that he (she or it) is capable of evaluating the merits and risks of the prospective investment in the Shares.  The Investor has consulted with such independent legal counsel or other advisers as he has deemed appropriate to assist the undersigned in evaluating his proposed investment in the Shares.

(G)           Investor Finances.  The Investor represents that he (i) has adequate means of providing for his current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Shares; (ii) can afford to (a) hold unregistered securities for an indefinite period of time as required and (b) sustain a complete loss of the entire amount of the investment; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.  The Investor has sufficient liquid assets to sustain a loss of the Investor’s entire investment.

(H)           Access to Information.  The Investor has reviewed the Disclosure Documents in their entirety.  The Investor has also been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company concerning the Company, the terms and conditions of the Offering and the Shares and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself (herself or itself) of such opportunity to the extent he, she or it considers appropriate in order to permit him, her or it to evaluate the merits and risks of an investment in the Shares.  Investor acknowledges and agrees that all documents, records and books pertaining to this investment have been made available for inspection.

(I)           Investment Decision.  Investor represents and warrants to the Company that he has based his investment decision solely upon the information contained in the Disclosure Documents, and has not based his investment decision on any research or other report regarding the Company prepared by any third party (“Third Party Reports”).  Investor understands and acknowledges that (i) the Company does not endorse any Third Party Reports and (ii) its actual results may differ materially from those projected in any Third Party Report.

(J)           Investor Representation. Investor acknowledges that the Shares have been registered under the Securities Act and have been issued in reliance on an exemption for transactions by an issuer not involving a public offering, and further understands that he is purchasing the Shares without being furnished any prospectus setting forth all of the information that would be required to be furnished under the Securities Act.  The undersigned further acknowledges that this Offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

(K)           No Distribution.  The Shares being subscribed for are being acquired solely for the account of the undersigned and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded.  By such representation, the undersigned means that no other person has a beneficial interest in the Shares subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith.  The undersigned does not intend to dispose of all or any part of the Shares except in compliance with the provisions of the Securities Act and applicable state securities laws and understands that the Shares are being offered pursuant to a specific exemption under the provisions of the Securities Act, which exemption depends, among other things, upon compliance with the provisions of the Securities Act.

(L)           Restrictions on Transfer.  Unless the Shares are subject to an effective registration statement, the undersigned further represents and agrees that the undersigned will not sell, transfer or otherwise dispose of or encumber the Shares unless prior to any such sale, transfer, disposition or encumbrance, the undersigned will, if requested, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Securities Act or applicable state securities laws is not required.

(M)           Restrictive Legend.  The Investor hereby agrees that the Company will insert the following or similar legend on the face of the certificates evidencing the Shares:

“These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or under the securities laws of any state.  They may not be sold, offered for sale or hypothecated in the absence of a registration statement in effect with respect to the securities under such act or an opinion of counsel reasonably satisfactory to the company that such registration is not required pursuant to a valid exemption therefrom under the Securities Act.”

(N)           Forward Looking Statements. The Investor understands and acknowledges that (i) any forward-looking information included in the Disclosure Documents is subject to risks and uncertainties, including those risks and uncertainties set forth in the Disclosure Documents; and (ii) the Company's actual results may differ materially from those projected by the Company or its management in such forward-looking information.

(O)           Risks. The Investor recognizes that an investment in the Shares involves a number of significant risks, including but not limited to those set forth in the Disclosure Documents under the caption “RISK FACTORS”.

(P)           Accuracy of Statements. The Investor understands and acknowledges that (i) the Shares are offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company and its counsel will rely upon, the accuracy and truthfulness of the foregoing representations and Investor hereby consents to such reliance.

(Q)           Purchase Price.  The Investor is not relying on the Company or any of its affiliates with respect to an analysis or consideration of the terms of or economic considerations relating to an investment in the Shares. In regard to such considerations and analysis, Investor has relied on the advice of, or has consulted with, only his, her or its own advisors and acknowledges that the purchase price is the result of arms length negotiations with the Company.

(R)           Finder’s Fee/Commissions. The Investor represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction or the purchase of the Shares. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor is responsible.

The undersigned certifies that each of the foregoing representations and warranties set forth in subsection (A) through (R) inclusive of this Section 3 are true as of the date hereof and shall survive such date.

4.           Representations and Warranties of the Company.

The Company hereby makes the following representations and warranties to the Investor:

(A)           Organization and Qualification. The Company is a corporation duly incorporated or otherwise organized, validly existing and in good standing under the laws of the state of Colorado, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its articles of incorporation or bylaws.

(B)           Authorization; Enforcement.  The Company has the requisite corporate power and authority to enter into and to consummate the Offering.  The execution and delivery of this Securities Purchase Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company.  This Securities Purchase Agreement, when executed and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and general principles of equity.

(C)           No Conflicts.  The execution, delivery and performance of this Securities Purchase Agreement by the Company and the consummation by the Company of the Offering do not and will not: (i) conflict with or violate any provision of the Company’s articles of incorporation or bylaws, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) to the knowledge of the Company result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except such as could not, individually or in the aggregate (a) adversely affect the legality, validity or enforceability of the Offering, (b) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (c) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Securities Purchase Agreement (any of (a), (b) or (c), a “Material Adverse Effect”).

(D)           Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Securities Purchase Agreement, other than (i) the filing with the Securities and Exchange Commission (the “Commission”) of a Form D pursuant to Regulation D and (ii) applicable Blue Sky filings.

(E)           Issuance of the Shares.  The Shares are duly authorized and, when issued and paid for in accordance with this Securities Purchase Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens, and not subject to any preemptive rights.

(F)           No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising.  The Company has offered the Shares for sale only to each Investor in the Offering and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

5.           Board Approval.  The Company has held a meeting of its board of directors (“Board”) which authorized the issuance of the Shares  in this Offering.

6.           Miscellaneous.

(a)           Entire Agreement.  This Securities Purchase Agreement, together with the exhibits attached hereto, contain every obligation and understanding between the parties relating to the subject matter hereof and merges all prior discussions, negotiations, agreements and understandings, both written and oral, if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations other than as expressly provided or referred to herein.

(b)           Notices. Any notice or other communication or deliveries under this Agreement shall be in writing and delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by prepaid overnight courier to the parties.  The address for such notices and communications shall be to the Investor at his address set forth on the Investor Signature Page.  The address for any notices sent to the Company shall be at:

New Frontier Energy, Inc.
1801 Broadway, Suite 920
Denver, CO  80202

 (c)           Amendments; Waivers.  No provision of this Securities Purchase Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought.  No waiver of any default with respect to any provision, condition or requirement of this Securities Purchase Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.  Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the Investor, the Investor does not thereby or in any manner waive any rights granted to the Investor under federal or state securities laws.

(d)           Construction.  The headings herein are for convenience only, do not constitute a part of this Securities Purchase Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(e)           Successors and Assigns.  This Securities Purchase Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns.

(f)           No Third-Party Beneficiaries.  This Securities Purchase Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(g)           Governing Law/Venue. All questions concerning the construction, validity, enforcement and interpretation of this Securities Purchase Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Colorado, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Securities Purchase Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts in Denver, Colorado.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts in Denver, Colorado, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  The parties hereby waive all rights to a trial by jury.

(h)           Survival.  The representations and warranties contained herein shall survive for a period of twelve (12) months from the date hereof.

(i)           Counterparts.  This Agreement may be executed in several counterparts and shall constitute one Agreement, binding on all parties hereto, notwithstanding that all parties are not signatory as to other original or the same counterpart.  Facsimile signatures are acceptable and binding.

(j)           Severability.  If any provision of this Securities Purchase Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Securities Purchase Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Securities Purchase Agreement.

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INVESTOR SIGNATURE PAGE FOR NEW FRONTIER ENERGY, INC. SECURITIES PURCHASE AGREEMENT
Please print or type, Use ink only. (All Parties Must Sign)

The undersigned investor hereby certifies that he (i) has received and relied solely upon the Disclosure Documents and this Securities Purchase Agreement and their respective exhibits and schedules, (ii) agrees to all the terms, conditions, representations, warranties and covenants of the Investor in this Securities Purchase Agreement, (iii) meets the suitability standards set forth herein and (iv) is a resident of the state or foreign jurisdiction indicated below.

Number of Shares Subscribed for: 8,000,000	Aggregate Purchase Price: $800,000 ($0.10 per share)
Name of Investor (Print) Iris Energy Holdings Limited. Name of Joint Investor (if any) (Print) _______________________ Signature of Investor	If other than individual check one and indicate capacity of signatory under the signature: ☐ Trust ☐ Estate ☐ Uniform Gifts to Minors Act, State of __________ ☐ Attorney-in-fact ☐ Corporation ☐ Other
_______________________ Signature of Joint Investor (if any)	If Joint Ownership, Check one: ☐ Joint Tenants with Right of Survivorship ☐ Tenants in Common ☐ Tenants by the Entirety ☐ Community by Property
Director Capacity of Signatory (if applicable) _______________________ Social Security or Taxpayer Identification Number	Backup Withholding Statement: ☐ Please check this box only if the investor is a backup withholding
Investor Address: 07-95A Ubi TechPark, 10 Ubi Crescent Street Address	Foreign Person: ☒ Please check this box only if the investor is a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate
Singapore 408564 City State Zip Code	Country: Samoa Passport# ______________ ID # __________ ID Type _________
Telephone: (646) 797-2750 Fax: (815) 346-5814

Email: samyak@altius-advisors.com

The investor agrees to the terms of this Securities Purchase Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) the investor is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he has not been notified that he is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him that he is no longer subject to backup withholding and (3) the investor (unless, the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

AGREED AND ACCEPTED:

NEW FRONTIER ENERGY, INC.

______________________________________
By:  Henry Schlueter                                                                                     Date: ________________________
Title: Assistant Secretary

EXHIBIT B

Statement of Accredited Investor

To:          New Frontier Energy, Inc.
1801 Broadway, Suite 920
Denver, CO  80202

Ladies and Gentlemen:

The undersigned hereby refers to the Securities Purchase Agreement executed and delivered to New Frontier Energy, Inc. (the “Company”) by the undersigned as of the date herewith.  In connection with the subscription thereunder by the undersigned to purchase securities of the Company, the undersigned hereby represents and warrants to you that such individual or entity meets at least one of the tests listed on the attached Exhibit for an “accredited investor” (as such term is defined under Regulation D promulgated pursuant to the Securities Act of 1933, as amended).

I qualify under:

☐      Paragraph 1 (Officer or Director of the Company)
☐      Paragraph 2 (Income exceeds $200,000 (Individual) or $300,000 (Joint))
☐      Paragraph 3 (Individual or Joint Assets exceed $1,000,000)
☐      Paragraph 4 (Trust Assets exceed $5,000,000, with limitations)
☒     Paragraph 5 (Corporate Assets exceed $5,000,000, with limitations)
☐      Paragraph 6 (Entity owners are Accredited)

Dated:  16 February , 2010

             Very truly yours,

            Iris Energy Holdings, Limited
             Name of Individual #1 or Entity

             ___________________________________
            Authorized Signature

             ___________________________________
            Name of Individual #2, if applicable

             ___________________________________
            Authorized Signature

EXHIBIT I TO STATEMENT OF ACCREDITED INVESTOR

ACCREDITED INVESTOR STATUS

NOTE:                      “Accredited Investors” are accorded special status under the federal securities laws. Individuals who hold certain positions with an issuer or its affiliates, or who have certain minimum individual income or certain minimum net worth (each as described below) may qualify as Accredited Investors. Partnerships, corporations or other entities may qualify as Accredited Investors if they fulfill certain financial and other standards or if all of their equity owners have incomes and/or net worth which qualify them individually as Accredited Investors, and trusts may qualify as Accredited Investors if they meet certain financial and other tests (as described below).

You may qualify as an Accredited Investor under Regulation D promulgated under the Securities Act of 1933, as amended (the “1933 Act”) if you meet any of the following tests:

FOR INDIVIDUALS ONLY

1.           You are a director or an executive officer of New Frontier Energy, Inc.  An “executive officer” is the president, any vice president in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy making function or any other person who performs similar policy making functions for New Frontier Energy, Inc.

OR

2.           You had individual income (exclusive of any income attributable to your spouse) of more than $200,000 in each of the two most recent fiscal years, and reasonably expect to have an individual income in excess of $200,000 in the current year, or your spouse and you had a joint income in excess of $300,000 in each of the two most recent fiscal years, and you reasonably expect to have a joint income in excess of $300,000 in the current year. For purposes hereof, income means adjusted gross income, as reported for federal income tax purposes, increased by the following amounts: (i) the amount of any tax exempt interest income under Section 103 of the Internal Revenue Code (the “Code”) received, (ii) the amount of losses claimed as a limited partner in a limited partnership as reported on Schedule E of Form 1040, (iii) any deduction claimed for depletion under Section 611 of the Code or (iv) any amount by which income has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Code. In determining personal income, however, unrealized capital gains should not be included.

OR

3.           You have an individual net worth, or your spouse and you have a combined net worth in excess of $1,000,000. For purposes of this statement, “net worth” means the excess of total assets at fair market value, including home, home furnishings and automobiles, over total liabilities.

FOR TRUSTS ONLY

4.           The Trust has total assets in excess of $5,000,000, was not formed for the specific purpose of acquiring securities of New Frontier Energy, Inc., and the purchase of such securities is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of the prospective investment in such securities.

FOR CORPORATIONS, PARTNERSHIPS OR OTHER PURCHASING ENTITIES

5.           Any corporation, partnership, limited liability company or limited liability partnership not formed for the specific purpose of acquiring securities of New Frontier Energy, Inc., with total assets in excess of $5,000,000.
OR

6.           All equity owners of the purchasing entity are Accredited Investors.